UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 4, 2011

Piper Jaffray Companies
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-31720	30-0168701
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Suite 800, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(612) 303-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)	The Company’s 2011 annual meeting of shareholders was held on May 4, 2011. The holders of 17,351,109 shares of common stock, 89 percent of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy.

(b)	At the annual meeting, Andrew S. Duff, Michael R. Francis, B. Kristine Johnson, Addison L. Piper, Lisa K. Polsky, Frank L. Sims, Jean M. Taylor and Michele Volpi were elected as directors to serve a one-year term expiring at the annual meeting of shareholders in 2012. The following table shows the vote totals for each of these individuals:

Name	Votes For	Authority Withheld
Andrew S. Duff	14,992,639	861,857
Michael R. Francis	14,817,514	1,036,982
B. Kristine Johnson	14,834,504	1,019,992
Addison L. Piper	15,108,388	746,108
Lisa K. Polsky	14,709,131	1,145,365
Frank L. Sims	15,053,663	800,833
Jean M. Taylor	14,656,028	1,198,468
Michele Volpi	14,731,302	1,123,194

Broker non-votes for each director totaled 1,496,613.

At the annual meeting, our shareholders also approved the proposal to ratify the selection of Ernst & Young LLP as the independent auditor for 2011. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Ratify the selection of Ernst & Young LLP as the independent auditor for 2011.	17,214,840	102,659	33,610

At the annual meeting, our shareholders also cast an advisory vote to approve the compensation of officers disclosed in the proxy statement, or a “say-on-pay” vote. The following table indicates the specific voting results for this proposal:

Proposal	Votes For	Votes Against	Abstentions
Advisory resolution	13,050,175	2,262,779	541,542
approving the compensation of the officers disclosed in the proxy statement, or a “say-on-pay” vote.

Broker non-votes for this proposal totaled 1,496,613.

At the annual meeting, our shareholders also cast an advisory vote recommending the frequency of future say-on-pay votes. The following table indicates the specific voting results for this proposal:

Proposal	1 Year	2 Years	3 Years	Abstentions
Advisory vote recommending	8,001,901	151,951	7,106,437	594,207
frequency of future say-on-pay votes.

Broker non-votes for this proposal totaled 1,496,613.

(d)	Based on the results of the advisory vote recommending the frequency of future say-on-pay votes, the Board of Directors has determined to include a shareholder vote on executive compensation in its proxy materials on an annual basis.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Piper Jaffray Companies

May 6, 2011	By:	James L. Chosy

Name: James L. Chosy
Title: General Counsel and Secretary